Exhibit 10.2

January 7, 2025

EXTENSION REQUEST

Truist Bank,
as Administrative Agent
3333 Peachtree Road
Atlanta, GA 30326

Attention: Bank Loan Syndications

Reference is made to (i) the Credit Agreement dated as of February 3, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Truist Bank (as successor by merger to SunTrust Bank), as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the form of Response to Extension Request delivered with this Extension Request. Terms defined in the Credit Agreement are used herein with the same meaning, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Borrower hereby provides notice of its desire to extend the Term Loan Facility Maturity Date from February 14, 2028 (or, in the case of any Lender whose Term Loan Facility Maturity Date is currently earlier than February 14, 2028, such earlier date as applicable) to February 7, 2030 (the “Term Loan Facility Extension”).
The Borrower hereby instructs the Administrative Agent to notify each of the Lenders of the receipt of this Extension Request by providing each such Lender with a copy of this Extension Request and the Response to Extension Request, and to further instruct each Lender to indicate its acceptance of this Extension Request by executing and delivering the Response to Extension Request to the Administrative Agent (via email: [__]) (each such Lender, a “Consenting Lender”) on or before January 28, 2025 (or such longer or shorter period as shall be agreed by the Borrower and the Administrative Agent).
By executing and delivering the Response to Extension Request to the Administrative Agent, each Consenting Lender shall have irrevocably agreed to the Term Loan Facility Extension. The Term Loan Facility Extension shall be effective on February 6, 2025, with respect to each Consenting Lender, if the Consenting Lenders as of such date constitute at least the Required Lenders (the “Term Loan Facility Extension Effective Date”).
As required by Section 2.17, the Borrower hereby confirms that as of the date of this Extension Request no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (except to the extent already qualified by materiality, in which case said representation and warranty was true and correct in all respects) on and as of such earlier date.

FIRST HUNTINGDON FINANCE CORP.

By: /s/ Gregg Ziegler
Name: Gregg Ziegler
Title: Senior Vice President and Treasurer

cc:    Ryan C. Almond
303 Peachtree Street NE, 24th Floor
Altanta, GA 30308

[Signature Page to Extension Request]

February [ ], 2025
RESPONSE TO EXTENSION REQUEST
Truist Bank,
as Administrative Agent
3333 Peachtree Road
Atlanta, GA 30326
Attention: Bank Loan Syndications;
[__]

Reference is made to (i) the Credit Agreement dated as of February 3, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Truist Bank (as successor by merger to SunTrust Bank), as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the Extension Request dated January 7, 2025. Terms defined in the Credit Agreement or in the Extension Request are used herein with the same meaning, as applicable, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Lender named below hereby notifies the Administrative Agent as follows:
The Lender named below hereby agrees to extend the Term Loan Facility Maturity Date with respect to all of its Term Loans from February 14, 2028 (or, in the case of any Lender whose Term Loan Facility Maturity Date is currently earlier than February 14, 2028 because it did not consent to a prior request for an extension, such earlier date as applicable) to February 7, 2030 (the “Term Loan Facility Extension”).
This Response to Extension Request is subject in all respect to the terms of the Credit Agreement, is irrevocable and the Term Loan Facility Extension shall be effective as of the Term Loan Facility Extension Effective Date . If the Term Loan Facility Extension Effective Date does not occur this Response to Extension Request shall be deemed to be terminated.
Very truly yours,

THE BANK OF NEW YORK MELLON

By /s/ Cody Mainc
Name: Cody Mainc
Title: Director

[COPIES OF RESPONSES THAT ARE SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS WERE EXECUTED BY THE ENTITIES IDENTIFIED BELOW]
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Very truly yours,

CAPITAL ONE, NATIONAL ASSOCIATION

By /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

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Very truly yours,

COMERICA BANK

By /s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

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Very truly yours,

FIFTH THIRD BANK

By /s/ Madison Seiter
Name: Madison Seiter
Title: Assistant Vice President

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Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

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Very truly yours,

TD BANK, N.A.

By /s/ George Skoufis
Name: George Skoufis
Title: Vice President

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Very truly yours,

TEXAS CAPITAL BANK

By /s/ Lauren Alvarez
Name: Lauren Alvarez
Title: Vice President

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Very truly yours,

TRUIST BANK

By /s/ Ryan Almond
Name: Ryan Almond
Title: Director

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Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

By /s/ Leonard Olsavky
Name: Leonard Olsavsky
Title: Senior Vice President

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Very truly yours,

WELLS FARGO BANK, N.A.

By /s/ Amanda Henley
Name: Amanda Henley
Title: Executive Director